Word Mark               BETTING INC.
Owner Name             (REGISTRANT) Hughes, Thomas S.
Owner Address           31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                        CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record      LEE W TOWER
Serial Number           75-267095
Registration Number     2239503
Filing Date             03/31/1997
Registration Date       04/13/1999
Section 1(B) indicator  SECTION 1 (B)
Mark Drawing Code      (1) TYPED DRAWING
Disclaimer             NO CLIAM IS MADE TO THE EXCLUSIVE RIGHT TO
                       USE "INC." APART FROM THE MARK AS SHOWN
Register               PRINCIPAL
Published for
Opposition             11/04/1997
Type of Mark           SERVICE MARK
International Class    036
Goods and Services     electronic payment, namely, electronic
processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE:  1997.02.01; DATE OF FIRST USE IN
COMMERCE:  1997.02.01

Word Mark              POCKETPAY
Pseudo Mark            POCKET PAY
Owner Name             (APPLICANT) Hughes, Thomas S.
Owner Address          31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                       CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record     Lee W. Tower
Serial Number          75-641147
Filing Date            02/16/1999
Section 1(B) indicator SECTION 1 (B)
Mark Drawing Code     (1) TYPED DRAWING
Register               PRINCIPAL
Type of Mark           TRADEMARK
International Class    009
Goods and Services     Computer terminals for use in processing
            financial transactions, namely, purchase and bill payment transactions.

Word Mark             SLICK
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-641148
Filing Date           02/16/1999
Section 1(B) indicator SECTION 1 (B)
Mark Drawing Code     (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          TRADEMARK
International Class   009
Goods and Services    ELECTRONIC TERMINALS FOR USE IN PROCESSING
            FINANCIAL TRANSACTIONS, NAMELY, PURCHASE AND BILL PAYMENT
            TRANSACTIONS


Word Mark             ECONNECT
Pseudo Mark           E CONNECT
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-699966
Filing Date           05/06/1999
Section 1(B) indicator SECTION 1 (B)
Mark Drawing Code     (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          SERVICE MARK

International Class   036
Goods and Services    electronic payment, namely electronic
       processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.02.23; DATE


Word Mark             MRS
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-712400
Filing Date           05/24/1999
Mark Drawing Code    (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          SERVICE MARK
International Class   036
Goods and Services    electronic payment, namely electronic
      processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.10; DATE OF FIRST USE IN
      COMMERCE:  1999.05.10

Word Mark             TV PIN PAD REMOTE
Owner Name           (APPLICANT) Thomas S. Hughes
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-712410
Filing Date           05/24/1999
Section 1(B) indicator SECTION 1 (B)
Mark Drawing Code    (1) TYPED DRAWING
Register              SUPPLEMENTAL
Type of Mark          TRADEMARK
Amended Supplemental
Registration          11/06/1999
International Class   009
Goods and Services    electronic terminal for use in processing
          financial transactions, namely credit, debit, and smart card transactions


Word Mark             SAME-AS-CASH
Owner Name           (APPLICANT) Thomas S. Hughes
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-712416
Filing Date           05/24/1999
Mark Drawing Code    (1) TYPED DRAWING
Register              SUPPLEMENTAL
Type of Mark          SERVICE MARK
Amended Supplemental
Registration          10/21/1999
International Class   036
Goods and Services    electronic payment, namely, electronic
        processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.19; DATE OF FIRST USE IN
        COMMERCE:  1999.05.19


Word Mark             MERCHANT RESPONSE SOFTWARE
Owner Name           (APPLICANT) Thomas S. Hughes
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-712420
Filing Date           05/24/1999
Mark Drawing Code    (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark         SERVICE MARK
International Class  036
Goods and Services   electronic payment, namely, electronic
       processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.10; DATE OF FIRST USE IN
       COMMERCE:  1999.05.10


Word Mark            P.E.R.F.E.C.T.
Owner Name           (APPLICANT) Thomas S. Hughes
Owner Address        31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                     CALIFORNIA 90275 INDIVIDUAL UNITED STATES
Attorney of Record   Lee W. Tower
Serial Number        75-712424
Filing Date          05/24/1999
Section 1(B) indicator SECTION 1 (B)
Mark Drawing Code   (1) TYPED DRAWING
Register             PRINCIPAL
Type of Mark         SERVICE MARK
International Class  036
Goods and Services   electronic payment, namely, electronic
       processing and transmission of bill payment and purchase payment data

Word Mark            EZ CARD
Pseudo Mark          EASY CARD
Owner Name          (APPLICANT) Hughes, Thomas S.
Owner Address        31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                     CALIFORNIA 90275 UNKNOWN
Attorney of Record   Lee W. Tower
Serial Number        75-719861
Filing Date          06/03/1999
Mark Drawing Code   (1) TYPED DRAWING
Register             PRINCIPAL
Type of Mark         SERVICE MARK
International Class  042
Goods and Services   electronic payment, namely electronic
       processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.25; DATE OF FIRST USE IN
       COMMERCE:  1999.05.25


Word Mark            EZYSHOP
Pseudo Mark          EASY SHOP
Owner Name          (APPLICANT) Hughes, Thomas S.
Owner Address        31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                     CALIFORNIA 90275 UNKNOWN
Attorney of Record   Lee W. Tower
Serial Number        75-719767
Filing Date          06/04/1999
Mark Drawing Code   (1) TYPED DRAWING
Register             PRINCIPAL
Type of Mark         SERVICE MARK
International Class  036
Goods and Services   electronic payment, namely electronic
      processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.25; DATE OF FIRST USE IN
      COMMERCE:  1999.05.25


Word Mark             EZBET
Pseudo Mark           EASY BET
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275  UNKNOWN UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-721691
Filing Date           06/04/1999
Mark Drawing Code    (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          SERVICE MARK
International Class   036
Goods and Services    electronic payment, namely electronic
       processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.25; DATE OF FIRST USE IN
       COMMERCE:  1999.05.25

Word Mark             EZYPAY
Pseudo Mark           EASY PAY
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 UNKNOWN UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-721690
Filing Date           06/04/1999
Mark Drawing Code    (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          SERVICE MARK
International Class   036

Goods and Services    electronic payment, namely electronic
       processing and transmission of bill payment and purchase payment data; DATE OF FIRST USE: 1999.05.25; DATE OF FIRST USE IN
       COMMERCE:  1999.05.25

Word Mark             ETHEATRE
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 UNKNOWN
Attorney of Record    Lee W Tower
Serial Number         75-773706
Filing Date           08/12/1999
Mark Drawing Code    (5) WORDS, LETTERS AND/OR NUMBERS IN STYLIZED FORM
Register              PRINCIPAL
Type of Mark          SERVICE MARK
International Class   036
Goods and Services    Internet multimedia; DATE OF FIRST USE:
            1999.06.15; DATE OF FIRST USE IN COMMERCE:  1999.06.15

Word Mark             SAFETYPAY
Pseudo Mark           SAFETY PAY
Owner Name           (APPLICANT) Hughes, Thomas S.
Owner Address         31310 Eagle Haven Cir. Ste. 100 Rancho Palos Verdes
                      CALIFORNIA 90275 UNKNOWN UNITED STATES
Attorney of Record    Lee W. Tower
Serial Number         75-808414
Filing Date           09/28/1999
Section 1(B) indicator SECTION 1 (B)
Mark Drawing Code    (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          TRADEMARK
International Class   009
Goods and Services    electronic payment, namely electronic
       processing and transmission of bill payment and purchase payment data